UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015

Ally Financial Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center

P.O. Box 200

Detroit, Michigan

48265-2000

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the previously announced offering of $750,000,000 aggregate principal amount of 5.750% Subordinated Notes due 2025 (the “Notes”) to be issued by Ally Financial Inc. (“Ally”), Ally and Wilmington Trust, National Association, as trustee, entered into the Subordinated Indenture dated as of November 20, 2015 (the “Indenture”), providing for the issuance of the Notes. The Notes will be issued pursuant to the Indenture and an action of the executive committee of Ally dated as of November 17, 2015.

The Notes will bear interest at a rate of 5.750% per year. Interest on the Notes will be payable semi-annually in arrears on May 20 and November 20 of each year, commencing May 20, 2016. The Notes mature on November 20, 2025. The Indenture contains limited covenants of Ally. Ally may redeem some or all of the Notes at such times and on the terms provided for in the Indenture and the Notes.

The foregoing description of the Indenture (including the form of Notes) does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On November 17, 2015, Ally entered into an Underwriting Agreement incorporating Ally’s Underwriting Agreement Standard Provisions (Debt Securities) (together, the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which Ally agreed to sell to the Underwriters $750,000,000 aggregate principal amount of the Notes. The Notes were registered pursuant to Ally’s shelf registration statement on Form S-3 (File No. 333-193070) (the “Registration Statement”), which became automatically effective on December 24, 2013.

The Underwriting Agreement contains customary representations, warranties and covenants of Ally, conditions to closing, indemnification obligations of Ally and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated as of November 17, 2015, among Ally Financial Inc. and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein (including Ally’s Underwriting Agreement Standard Provisions (Debt Securities)).

4.1	Subordinated Indenture, dated as of November 20, 2015, among Ally Financial Inc. and The Bank of New York Mellon, as trustee.

Exhibit No.	Description of Exhibits

4.2	Form of Subordinated Note (included in Exhibit 4.1).

4.3	Action of the Executive Committee of Ally Financial Inc. dated as of November 17, 2015.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: November 20, 2015	By:	/s/ David J. DeBrunner
Name: David J. DeBrunner
Title: Vice President, Chief Accounting Officer and Controller